Notes Payable (Tables)	12 Months Ended
Dec. 31, 2014
Notes Payable [Abstract]
Schedule of Notes Payable
	2014	2013

LWM, LLC, with an annual interest rate equal to the Federal Funds Rate (as announced by the Federal Reserve Bank of New York) for the first day of the calendar year, 1.0% at December 31, 2014 and 2013; unsecured; due in full with interest on September 5, 2016	$166,271	$166,271
Promissory note; payable without interest (interest imputed at 12.0% per annum); unsecured; due at the earlier of (i) August 25, 2016, (ii) upon closing of a debt or equity financing of the Company equal to or in excess of $500,000, or (iii) default	100,000	-
	266,271	166,271
Discount	(18,046)	-
Current portion	-	-

Long-term portion	$248,225	$166,271